Exhibit 10.2
FORM OF STOCK PURCHASE AGREEMENT
     This agreement is dated June ___, 2007 between the investor signatory hereto (“Purchaser”), and Franklin Bank Corp. (“Company”), whereby the parties agree as follows:
     The Purchaser shall buy and the Company agrees to sell that number of shares (“Shares”) of the Company’s Common Stock set forth on the signature page hereto at a price of $15.70 per share. The Shares have been registered on a registration statement on Form S-3, File No. 333-141039, which was declared effective by the Securities and Exchange Commission on or about April 10, 2007 and which remains effective as of the date hereof. A final Prospectus Supplement will be delivered prior to funding. The Shares will be delivered free of restrictive legends and are free of any resale restrictions.
     The Purchaser represents and warrants to the Company:
     (a) If the Purchaser is a legal entity, the Purchaser is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction shown on the signature page hereto.
     (b) The Purchaser has the requisite power and authority corporate (or other entity) to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof.
     (c) In making its investment decision in this offering, the Purchaser and its advisors, if any, have relied solely on the Company’s public filings as filed with the Securities and Exchange Commission.
     (d) The Purchaser is not a registered broker dealer and is purchasing the Shares in the ordinary course of its business.
     The Purchaser shall wire the purchase amount to the Company to the account set forth below.
Company Wire Transfer Instructions:
     The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth on the signature page through the Deposit Withdrawal Agent Commission system within 3 business days of receipt of the funds.

[signature page, FBTX Stock Purchase Agreement]

AGREED AND ACCEPTED:

Franklin Bank Corp.

By:
Name:
Title:
PURCHASER:

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser:

Address of Purchaser:

Address for Delivery of Securities for Purchaser or DWAC Instructions: (if not same as address for notice):

DTC #

Account #

Number of Shares:

Total Subscription Amount (at $15.70 per share): $

EIN or Social Security Number: